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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2008
SIOUXLAND ETHANOL, LLC
(Exact name of registrant as specified in its charter)

Nebraska	000-52420	22-3902184
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)
110 East Elk St.
Jackson, Nebraska 68743
(Address of principal executive offices)
(402) 632-2676
(Issuer’s telephone number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(c))

Table of Contents

Item 2.02. Results of Operations and Financial Condition.
     On December 15, 2008, Siouxland Ethanol, LLC (the “Company”) first mailed a newsletter to its Unit holders which, among other things, included certain preliminary information regarding the Company’s results of operations for its fiscal year ended September 30, 2008. A copy of the newsletter is furnished herewith as Exhibit 99.1.
Item 7.01. Regulation FD Disclosure.
     The information set forth under Item 2.02 below is incorporated into this Item 7.01 by reference.
     The information contained in this Current Report under Items 2.02 “Results of Operations and Financial Condition” and 7.01 “Regulation FD Disclosure,” including the exhibit referenced in Item 9.01 below, is being “furnished” pursuant to said Items of Form 8-K and, as such, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and none of such information shall be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits
     99.1     Newsletter to Unit holders, dated December 15, 2008, issued by the Company.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIOUXLAND ETHANOL, LLC
December 16, 2008	/s/ Charles Hofland
Charles Hofland, President
and Chief Executive Officer